UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) September 16, 2005

General Electric Capital Services, Inc.
(Exact name of registrant as specified in its charter)
Delaware	0-14804	06-1109503
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

260 Long Ridge Road, Stamford, Connecticut		06927-1600
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code (203) 357-4000

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instructions A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Item 8.01 Other Events

The information included in this Form 8-K affects only disclosures related to segment results, and does not in any way restate or revise the financial position, results of operations or cash flows in any reported Statement of Financial Position, Statement of Earnings, Statement of Changes in Shareowner’s Equity or Statement of Cash Flows of General Electric Capital Services, Inc. and all of our affiliates (GECS), nor does it update any such information beyond the respective financial statement dates.

As described in our Form 8-K filed June 23, 2005, the General Electric Company (GE) reorganized its businesses on July 5, 2005, around markets and customers. We believe this organization will help us accelerate growth, improve productivity and retain, as well as grow, the best management talent.

GE’s six reporting segments as of July 5, 2005, were as follows:

•
Commercial Financial Services - the combination of our previous Commercial Finance (excluding Aviation Services, Energy Financial Services and Transportation Finance) and Insurance segments and GE Equity, previously reported in the Equipment & Other Services segment

•	Consumer Finance - unchanged

•	Healthcare - unchanged

•
Industrial - the combination of our previous Consumer & Industrial and Advanced Materials segments, the security, sensing and Fanuc Automation businesses of our previous Infrastructure segment, the inspection technology business of our previous Transportation segment and Equipment Services, previously reported in the Equipment & Other Services segment

•
Infrastructure - the combination of our previous Energy and Transportation segments, the water business of our previous Infrastructure segment, and Aviation Services, Energy Financial Services and Transportation Finance of our previous Commercial Finance segment

•	NBC Universal - unchanged

More detailed business descriptions are presented in the exhibits referred to in Item 9.01.

As required by Statement of Financial Accounting Standards (SFAS) No. 131, Disclosures about Segments of an Enterprise and Related Information, consolidated financial statements issued by us in the future will reflect modifications to our previous reportable segments resulting from these organizational changes, including reclassification of all comparative prior period segment information. Accordingly, in this Form 8-K, we are providing the required reclassified information about this reorganization as it relates to prior periods.

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Item 9.01 Financial Statements and Exhibits

Exhibit 23 - Consent of KPMG LLP.

The following exhibits provide portions of our Annual Report on Form 10-K for the year ended December 31, 2004, as amended by Amendment No. 1 on Form 10-K/A (2004 Form 10-K), that are most affected by our recent segment reorganization.

•	Exhibit 99(a) - revised descriptions of our businesses based on our new organization.

•	Exhibit 99(b) - revised segment results, with annual results for the three years ended December 31, 2004, and quarterly results for the six quarters ended June 30, 2005.

•	Exhibit 99(c) - sections of our Management’s Discussion and Analysis and consolidated financial statements where modification to reflect our segment reorganization was other than editorial.

•
Exhibit 99(d) - complete revised Management’s Discussion and Analysis and consolidated financial statements from the 2004 Form 10-K. Financial statements in this exhibit are now our historical financial statements.

Forward-Looking Statements

This document contains “forward-looking statements” - that is, statements related to future, not past, events. In this context, forward-looking statements often address our expected future business and financial performance, and often contain words such as “expects,”“anticipates,”“intends,”“plans,”“believes,”“seeks,” or “will.” Forward-looking statements by their nature address matters that are, to different degrees, uncertain. For us, particular uncertainties arise from the behavior of financial markets, including fluctuations in interest rates and commodity prices; from future integration of acquired businesses; from future financial performance of major industries which we serve including, without limitation, the air and rail transportation, energy generation, real estate and healthcare industries; from unanticipated loss development in our insurance businesses; and from numerous other matters of national, regional and global scale, including those of a political, economic, business, competitive or regulatory nature. These uncertainties may cause our actual future results to be materially different than those expressed in our forward-looking statements. We do not undertake to update our forward-looking statements.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

General Electric Capital Services, Inc.
(Registrant)

Date: September 16, 2005	/s/ Philip D. Ameen
Philip D. Ameen
Senior Vice President and Controller
Duly Authorized Officer and Principal Accounting Officer

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